UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2019

Casa Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38324	75-3108867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Old River Road Andover, Massachusetts		01810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 688-6706

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 21, 2019, Casa Systems, Inc. (the “Company”), entered into a Scheme Implementation Deed (the “Deed”) with NetComm Wireless Limited (“NetComm”), pursuant to which, among other things, subject to the terms and conditions of the Deed, the Company or a wholly-owned subsidiary of the Company, will acquire all of the fully paid ordinary shares issued in the capital of NetComm (the “Scheme Shares”) for $1.10 AUD for each Scheme Share by way of a scheme of arrangement undertaken in accordance with Part 5.1 of the Australian Corporations Act 2001 (Cth) (the “Scheme”). The Company’s Board of Directors has, by unanimous vote, approved the entry into the Deed, the Scheme pursuant to which NetComm would, upon implementation of the Scheme, become a wholly-owned subsidiary of the Company (the “Scheme”) and the other transactions contemplated thereby.

The Company’s and NetComm’s obligations to implement the Scheme are each subject to the satisfaction or waiver of customary closing conditions, including (i) receipt of approval from the Treasurer of the Commonwealth of Australia that the Australian Government does not object to the Company undertaking the Scheme (either unconditionally or on terms that are acceptable to the Company acting reasonably), (ii) receipt of approval from NetComm shareholders for the implementation of the Scheme (in accordance with the requirements for approval set out in the Australian Corporations Act 2001 (Cth)), (iii) receipt of approval from the Federal Court of Australia or another court having jurisdiction (as agreed between NetComm and the Company) of the Scheme, (iv) there not having been any Material Adverse Change (as defined in the Deed) to NetComm’s business following the execution of the Deed, (v) the accuracy of the representations and warranties given by each of the Company and NetComm in the Deed, (vi) no Prescribed Occurrence (as defined in the Deed) occurring in relation to NetComm, (vii) there being no termination of certain material contracts to the NetComm business and (viii) an independent expert shall have issued a report which concludes that the Scheme is in the best interests of NetComm’s shareholders.

The Deed contains customary representations, warranties and covenants for transactions of this type, including covenants obligating (i) NetComm to continue to conduct its business in the ordinary course during the period between the execution of the Deed and the Implementation Date (as defined in the Deed) and (ii) NetComm to take all steps reasonably necessary, and the Company to take all steps reasonably necessary to assist NetComm, to propose and implement the Scheme as soon as reasonably practicable after the execution of the Deed.

The Deed also includes certain exclusivity provisions commencing on the execution of the Deed including no-shop restrictions and no-talk restrictions, which are subject to customary exceptions for transactions of this nature. The Deed also includes a matching right for the Company in the event that the directors of NetComm receive a proposal for an alternative transaction which they consider to be a Superior Proposal (as defined in the Deed).

The Deed includes provisions which broadly prevent the Company from acquiring securities (whether directly or indirectly) in NetComm for a period of six months after termination of the Deed except in the limited circumstances set out in the Deed including, for example, to permit the Company to make an off-market takeover bid for 100% of the fully paid ordinary shares of NetComm in the event that a Competing Proposal (as defined in the Deed) is received from a third party to acquire the NetComm business.

The Deed contains certain termination rights, including the right of either party to terminate the Deed where (i) the other is in material breach of the Deed and such breach is not remedied by the earlier of 5 business days from notification of the breach or midnight on the day before the Second Court Date (as defined in the Deed), (ii) in the case of the Company, if the NetComm directors change, withdraw or modify their recommendation of the transaction or make a public statement that they no longer support or recommend the transaction, (iii) in the case of NetComm, in certain circumstances where a majority of the NetComm directors change their recommendation in respect of the transaction and NetComm has paid the NetComm Break Fee (as defined below), or (iii) either party may, in accordance with the requirements of the Deed, terminate the Deed if the conditions precedent to implementation of the Scheme have not been satisfied by September 30, 2019 (subject to extension by mutual agreement of the parties). Under specified circumstances a break fee equal to $1,609,629 AUD shall be payable by NetComm to the Company (the “NetComm Break Fee”), including (i) any director of the NetComm failing to recommend or publicly support, or change their recommendation or take an inconsistent action to their statement in support of the Scheme, (ii) a rival control proposal for the NetComm business is successful or (iii) the Company terminating the Deed due to material breach by NetComm. Additionally, there are limited circumstances where a break fee equal to $1,609,629 AUD is payable by the Company to NetComm.

The Deed is governed by the law applying in New South Wales, Australia.

The foregoing description of the Deed is not complete and is qualified in its entirety by reference to the Deed, a copy of which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

The Deed and the above description thereof have been included to provide investors and stockholders with information regarding terms of the Deed. They are not intended to provide any other factual information about NetComm or the Company or their respective subsidiaries or affiliates or stockholders. The representation, warranties and covenants contained in the Deed were made only for purposes of the Deed as of the specific dates therein, were solely for the benefit of the parties to the Deed, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Deed instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Deed, which subsequent information may or may not be fully reflected in NetComm’s or the Company’s public disclosures. Accordingly, investors should read the representations and warranties in the Deed not in isolation but only in conjunction with the other information about NetComm or the Company and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission (the “SEC”) and the Australian Securities and Investments Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Deed, dated as of February 21, 2019, between Casa Systems, Inc. and NetComm Wireless Limited

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form S-K, including exhibits hereto, contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of the Company and NetComm. Statements in this communication regarding the Company, NetComm and the combined company that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on the Company’s and NetComm’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction, and the timeline and closing date for the proposed transaction, are based on management’s estimates and assumptions, and are subject to significant uncertainties and other factors, many of which are beyond the control of the Company and NetComm. These factors include, among other things, market factors and economic conditions, and the combined company’s ability to execute successfully its strategic plans, including its business development strategy. Additional information concerning these risks, uncertainties and assumptions can be found in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the risk factors discussed in the Company’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q filed on each of May 11, 2018, August 14, 2018 and November 8, 2018 and future filings with the SEC. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: a condition to the closing of the proposed acquisition may not be satisfied; a regulatory approval that may be required for the proposed acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the Company is unable to achieve the synergies and value creation contemplated by the proposed acquisition; the Company is unable to promptly and effectively integrate NetComm’s businesses; management’s time and attention is diverted on transaction-related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company declines following the proposed acquisition; legal proceedings are instituted against the Company, NetComm or the combined company; the Company, NetComm or the combined company is unable to retain key personnel; and the announcement or the consummation of the proposed acquisition has a negative effect on the market price of the capital stock of the Company and NetComm or on the Company’s and NetComm’s operating results. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of the Company or NetComm. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction and/or the Company or NetComm, the Company’s ability to successfully complete the proposed transaction and/or realize the expected benefits from the proposed transaction. You are cautioned not to rely on the Company’s and NetComm’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. The Company does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casa Systems, Inc.

Date: February 21, 2019	By:	/s/ Jerry Guo
Jerry Guo
President, Chief Executive Officer and Chairman